Catalyst/Millburn Hedge Strategy Fund

Class A: mbxAX Class C: mbxCX Class C-1: MBXFX Class I: mbxIX

summary PROSPECTUS

NOVEMBER 1, 2025

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at https://catalystmf.com/literature-and-forms/. You can also get this information at no cost by calling 1-866-447-4228, emailing info@catalystmf.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated November 1, 2025 are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

FUND SUMMARY: CATALYST/MILLBURN HEDGE STRATEGY FUND

Investment Objective: The Fund's investment objective is long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund's prospectus entitled How to Buy Shares on page 127 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund's Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 65 and Waiver of Up-Front Sales Charge on Class A Shares on page 66.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class C-1	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of the NAV of the shares redeemed or the original purchase price)	1.00%[1]	None	1.00%[2]	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.75%	1.75%	1.75%	1.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.16%	0.16%	0.16%	0.16%
Acquired Fund Fees and Expenses[3]	0.09%	0.09%	0.09%	0.09%
Total Annual Fund Operating Expenses	2.25%	3.00%	3.00%	2.00%

1 The 1.00% maximum deferred sales charge may be assessed in the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge) on shares redeemed within two years of purchase.

2 Maximum Deferred Sales Charge on Class C-1 shares applies to shares sold within 12 months of purchase.

3 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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YEAR	Class A	Class C	Class C-1 (if you redeemed your shares)	Class C-1 (if you did not redeem your shares)	Class I
1	$790	$303	$403	$303	$203
3	$1,238	$927	$927	$927	$627
5	$1,711	$1,577	$1,577	$1,577	$1,078
10	$3,011	$3,318	$3,318	$3,318	$2,327

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2025 was 19% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by investing in a portfolio comprised of (i) futures contracts, forward and spot contracts, and/or options on futures contracts on or related to the following sectors: currencies, interest rate instruments, stock indices, metals, energy and agricultural commodities, (the “Futures Component”), and (ii) equity exchange traded funds (“ETFs”), currently implemented via a portfolio of ETFs, but may also be implemented and/or augmented by single-name or baskets of equity securities, and common stocks (the “Equity Component”), intended to capitalize on the non-correlated, long term historical performance of the equities and managed futures asset classes The Fund also holds a large portion of its assets in cash, money market mutual funds, U.S. Treasury Securities, and other cash equivalents, some or all of which will serve as margin or collateral for the Fund’s investments.

Futures Component

The Futures Component of the Fund’s portfolio may hold long and short positions on futures contracts, forward and spot contracts and options on futures contracts and indices, or swaps on the preceding or baskets of the preceding, and maintains cash and cash equivalents to be utilized as margin or collateral. The Fund invests 30% to 70% of its assets in the Futures Component. The Futures Component of the Fund’s assets are allocated among various asset classes, including equity, fixed income, commodities and currencies. Investments may be made in domestic and foreign markets, including emerging markets. Investment in these instruments may be made by the Fund directly or indirectly by investing through its Subsidiary (as described below).

The Fund’s sub-advisor, Millburn Ridgefield LLC (the “Sub-Advisor”), utilizes a set of proprietary trading systems developed by the Sub-Advisor to determine the Fund’s asset allocations. The trading systems generate buy or sell decisions in a particular market based on the analysis of technical market information (such as price, liquidity, and transaction costs) and/or non-price economic variables (such as economic statistics, interest rates, and supply/demand measures). The trading systems analyze these factors over a broad time spectrum that may range from several minutes to multiple years. The Sub-Advisor analyzes a number of additional factors in determining how the markets traded are allocated in the portfolio, including, but not limited to: profitability of an asset class or market; liquidity of a particular market;

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professional judgement; desired diversification among markets and asset classes; transaction costs; exchange regulations; and depth of market. Decisions whether to trade a particular market require the exercise of judgment. The decision not to trade certain markets for certain periods, or to reduce the size of a position in a particular market, may at times result in missing significant profit opportunities. The allocations are reviewed at least monthly, although changes may occur more or less frequently.

Equity Component

The Equity Component is intended to provide the Fund’s portfolio with long-term, strategic exposure to a number of U.S. and international liquid equity securities. The companies and/or ETFs held by the Fund may be of any market capitalization, sector and geographic location (including emerging markets). The Fund invests 30% to 70% of its assets in the Equity Component. The Fund’s Equity Component investments are taken on a relatively passive, long-only, “buy-and-hold” basis.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

Investments in Subsidiary

The Sub-Advisor executes a portion of the Fund’s strategy by investing up to 25% of its total assets in a wholly-owned and controlled subsidiary (the "Subsidiary").  The Subsidiary invests the majority of its assets in commodities and other futures contracts.  The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund, and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return, and value of the Fund and your investment.

Allocation Risk. If a Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.

Agricultural Sector Risk. Economic forces, including forces affecting agricultural markets, as well as government policies and regulations affecting agriculture companies, could adversely impact the Fund's investments. Soft commodities, grains and livestock production, and trade flows are significantly affected by government policies and regulations.

Cash and Cash Equivalents Risk. At any time, the Fund may have significant investments in cash and cash equivalents. When a substantial portion of a portfolio is held in cash and cash

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equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Commodity Risk. Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, and geological and environmental factors, as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Counterparty Risk. A counterparty to a financial instrument held by the Fund, or by a special purpose or structured vehicle invested in by the Fund, may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Currency Risk. Currency trading risks include market risk, credit risk, and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Derivatives Risk. Even a small investment in derivatives (which include options, futures contracts, swaps, and other transactions) may give rise to leverage risk (which can increase volatility and magnify the Fund’s potential for loss) and can have a significant impact on the Fund's performance. Derivatives are also subject to credit risk (the counterparty may default) and liquidity risk (the Fund may not be able to sell the security or otherwise exit the contract in a timely manner).

Emerging Market Risk.  Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights.  Emerging market economies may be based on only a few industries, and security issuers may be more susceptible to economic weakness and more likely to default.  Emerging market securities also tend to be less liquid. There may also be less reliable or publicly available information about emerging markets due to non-uniform regulatory, auditing or financial recordkeeping standards, which could cause errors in the implementation of the Fund’s investment strategy. The Fund’s performance may depend on issues other than those that affect U.S. companies and may be adversely affected by different rights and remedies associated with emerging market investments, or the lack thereof, compared to those associated with U.S. companies.

Energy Sector Risk. Because of the Fund’s exposure to this sector, the performance of the Fund is tied closely to and affected by developments in the energy sector, such as the possibility that government regulation will negatively impact companies in this sector. Energy infrastructure entities are subject to the risks specific to the industry they serve.

Equity Security Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.

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Exchange-Traded Funds (“ETFs”) Risk. Like an open-end investment company (mutual fund), the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop; and (iii) market trading in the ETF may be halted under certain circumstances.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline.

Foreign Exchanges Risk: A portion of the derivatives trades made by the Fund may take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Foreign Investment Risk. Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability, and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, the risks of investing in foreign developed countries.

Forwards Risk. Forward contracts are individually negotiated and privately traded, so they are dependent upon the creditworthiness of the counterparty and subject to counterparty default risk and liquidity risk. If a counterparty defaults and fails to deliver or settle a forward trade, replacing the transaction may be costly. Liquidity risk exists because no organized secondary market exists to trade or dispose of forward obligations.

Futures and Forward Contract Risk. The successful use of futures and forward contracts draws upon the Advisor’s or Sub-Advisor’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures and forward contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures or forward contract; (b) possible lack of a liquid secondary market for a futures or forward contract and the resulting inability to close a futures or forward contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Advisor’s or Sub-Advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet

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daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Interest Rate Risk. Overall bond prices, including the prices of securities held by the Fund, may decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. Rising interest rates may pose a heightened risk to the Fund’s longer-term fixed income securities.

Leverage Risk. Using derivatives like futures, forwards, options and swaps to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the Fund’s securities must be liquid at the time of investment, the Fund may purchase illiquid investments and securities may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, the Fund’s investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemptions or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities, the Fund, due to limitations on investments in illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular asset classes, securities and derivatives in which the Fund invests may prove to be incorrect, and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk. Overall securities and derivatives market risks may affect the value of individual instruments in which the Fund invests. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, tariffs and trade wars and political events affect the securities and derivatives markets. When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.

Metals Sector Risk. The prices of precious metals and industrial metals operation companies are affected by the price of precious metals such as platinum, palladium and silver, as well as other metals prices and prevailing market conditions. These prices may be volatile, fluctuating substantially over short periods of time.

Model and Data Risk. Like all quantitative analysis, the investment models utilized by the Sub-Advisor carry the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. In addition, models may not perform as intended for many reasons, including errors, omissions, imperfections or malfunctions. Because the use of models are usually based on data supplied by third parties, the success of the Sub-Advisor’s use of such models is dependent on the accuracy and reliability of the supplied data. Historical data inputs may be subject to revision or corrections, which may diminish data reliability and quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in

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the short-term or long-term effectiveness of a model. Models may lose their predictive validity and incorrectly forecast future market behavior and asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions.

Options Market Risk. Markets for options may not always operate on a fair and orderly basis. At times, prices for options may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for the fund to effectively implement its investment strategy and achieve its objectives, and could potentially lead to significant losses.

Options Risk.  There are risks associated with the sale and purchase of call and put options.  As the seller (writer) of a call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price.  Because they are unhedged, the Fund’s written calls expose the Fund to potentially unlimited losses.

Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective, and could increase the operating expenses of the Fund.

Short Position Risk. The Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which the Fund purchases an offsetting position. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the ability to accurately anticipate the future value of a security or instrument. The Fund's losses are potentially unlimited in a short position transaction.

Swaps Risk. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses. The costs of investing in swaps will be indirectly paid by the Fund.

Tax Risk. By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

Turnover Risk. The Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Underlying Fund Risk. Because the Fund may invest in other investment companies, the value of your investment will fluctuate in response to the performance of the underlying funds. Investing in underlying funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the underlying funds. By investing in underlying

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funds, you will bear not only your proportionate share of the Fund’s expenses (including operating costs and investment advisory and administrative fees), but also, indirectly, similar expenses and charges of the underlying funds, including any contingent deferred sales charges and redemption charges. Finally, you may incur increased tax liabilities by investing in the Fund rather than directly in the underlying funds. Each underlying fund is subject to specific risks, depending on the nature of its investment strategy, including liquidity risk and default risk on the assets held by the underlying fund.

U.S. Government Obligations Risk. The Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government.

Wholly-Owned Subsidiary Risk.    By investing in the Subsidiary, the Fund is indirectly exposed to the commodities risks associated with the Subsidiary’s investments in commodity-related instruments. Shareholders of the Fund are indirectly subject to the principal risks of the Subsidiary by virtue of the Fund’s investment in the Subsidiary. There can be no assurance that the Subsidiary’s investments will contribute to the Fund’s returns. The Subsidiary is not registered under the Investment Company Act of 1940 Act, as amended (the “1940 Act”), and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Fund, such as by reducing the Fund’s investment returns. The Fund and the Subsidiary are “commodity pools” under the U.S. Commodity Exchange Act, as amended, and the Advisor is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund and the Subsidiary and subject each to CFTC penalties if reporting was found to be deficient.

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund.   The bar chart shows performance of the Fund’s Class I shares for each of the last ten full calendar years.   Although Class A, C and Class C-1 shares have similar annual returns to Class I shares because the classes are invested in the same portfolio of securities, the returns for Class A, Class C and Class C-1 shares are different from Class I shares because Class A, Class C and Class C-1 shares have different expenses than Class I shares.   The performance table shows the average annual total returns for Class I, Class A, Class C and Class C-1 shares compared over time with those of a broad-based market index, as well as a hedge fund index comprised of funds with similar objectives as the Fund and a treasury bill index.

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The Fund acquired all of the assets and liabilities of Millburn Hedge Fund, L.P. (the “Predecessor Fund”) in a tax-free reorganization on December 28, 2015 (the “Reorganization”). In connection with the Reorganization, shares of the Predecessor Fund were exchanged for Class I shares of the Fund.  The Predecessor Fund was managed by the Sub-Advisor and had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The performance information set forth below for periods prior to December 28, 2015 reflects the historical performance of the Predecessor Fund.

How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future.

Updated performance information and daily NAV is available at no cost by calling 1-866-447-4228 and on the Fund’s website at www.CatalystMF.com.

Catalyst/Millburn Hedge Strategy Fund Annual Total Returns

for the Years Ended December 31

30%
20%
10%
0%
-10%
-20%
-30%
1.76%
17.99%
13.97%
-2.16%
13.84%
-0.49%
16.89%
7.72%
-0.67%
13.51%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

During the period shown in the bar chart, the highest return for a quarter was 12.20% (quarter ended June 30, 2020), and the lowest return for a quarter was (23.74)% (quarter ended March 31, 2020). The Fund’s Class I year-to-date return as of September 30, 2025 was 2.47%.

Average Annual Total Returns

(for the periods ended December 31, 2024)

	1 Year	5 Year	10 Year*
Class I
Return Before Taxes	13.51%	7.15%	7.97%
Return After Taxes on Distributions**	12.33%	5.87%	6.80%
Return After Taxes on Distributions and Sale of Fund Shares**	8.00%	5.07%	5.92%
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	1 Year	5 Year*	Since Inception* (12/28/2015)
Class A
Return Before Taxes	6.67%	5.63%	7.61%
Class C
Return Before Taxes	12.34%	6.08%	7.51%
	1 Year	5 Year	Since Inception* (10/30/2020)
Class C-1
Return Before Taxes	12.36%	N/A	11.28%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10% (10 Year) 14.40% (Since 12/28/2015) 16.89% (Since 10/30/2020)
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	5.28%	2.48%	1.77%% (10 Year) 1.97% (Since 12/28/2015) 2.82% (Since 10/30/2020)
Credit Suisse Managed Futures Index (reflects no deduction for fees, expenses or taxes)	2.87%	5.59%	2.44% (10 Year) 2.83% (Since 12/28/2015) 7.78% (Since 10/30/2020)
MSCI ACWI Net (USD) Index (reflects no deduction for fees, expenses or taxes)	17.49%	10.06%	9.23% (10 Year) 10.54% (Since 12/28/2015) 12.48% (Since 10/30/2020)

* Includes the effect of performance fees paid by the investors of the Predecessor Fund.

**After Tax Returns for Class I shares are for the period beginning December 29, 2015. As a result of the different tax treatment of the Predecessor Fund, we are unable to show the after-tax returns for the Predecessor Fund. The Predecessor Fund did not have a distribution policy. It was an unregistered limited liability partnership, did not qualify as a regulated investment company for federal income tax purposes, and it did

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not pay dividends and distributions. After tax returns shown are a blend of after tax returns from December 29, 2015 and returns before taxes for preceding periods.

After-tax returns for the Fund are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class I shares. After-tax returns for other share classes will vary.

Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor.

Sub-Advisor: Millburn Ridgefield LLC is the Fund's investment sub-adviser.

Portfolio Managers: Harvey Beker, Chairman and a Director of the Sub-Advisor, Barry Goodman, Co-Chief Executive Officer and Executive Director of Trading of the Sub-Advisor, Grant Smith, Co-Chief Executive Officer of the Sub-Advisor, and Michael Soss, PhD, Chief Investment Officer of the Sub-Advisor are the Fund’s Portfolio Managers and are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. Messrs. Becker, Goodman and Smith have served the Fund as Portfolio Managers since the Fund commenced operations in December 2015. Dr. Soss has served the Fund as Portfolio Manager since March 2024.

Purchase and Sale of Fund Shares: The minimum initial investment in each share class of the Fund is $2,500 for a regular account, $2,500 for tax-deferred plans, such IRA and 401(k) accounts, and $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary, to the Fund or the Transfer Agent, and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates, unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing through a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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